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                                                                   EXHIBIT 10.13

                            FIRST AMENDMENT TO THE
                 SECOND AMENDED AND RESTATED CREDIT AGREEMENT

     THIS FIRST AMENDMENT TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT (the "Amendment") dated as of January 5, 2000 is executed by and among IMCO Recycling Inc. ("Borrower"), the Subsidiary Guarantors to the Credit Agreement (hereinafter defined), the Lenders to the Credit Agreement and Chase Bank of Texas, National Association ("Administrative Agent"), in its capacity as Administrative Agent under the Credit Agreement.

                                   RECITALS:

A. Borrower, Subsidiary Guarantors, Lenders and Administrative Agent are parties to that certain Second Amended and Restated Credit Agreement, dated as of October 25, 1999 (the "Credit Agreement"), pursuant to which Lenders have made revolving credit commitments to Borrower in the amount of up to $250,000,000.

B. Borrower, Subsidiary Guarantors, Lenders and Administrative Agent desire to amend the Credit Agreement in accordance with the terms hereinafter set forth pursuant to the amendment procedures specified in Section 12.04 of the Credit Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

     1. Defined Terms. All capitalized terms used herein and not otherwise defined shall have the meaning given to such term in the Credit Agreement.

     2.   Amendment to Section 9.10(b)(i) of the Credit Agreement.  Section
                       ------------------                           -------
9.10(b)(i) of the Credit Agreement is hereby amended by deleting Subsection
----------
9.10(b)(i) in its entirety and replacing it with the following:

          "(i) purchases by Borrower of shares of its common stock, provided that the sum of the aggregate amount expended by Borrower for such purchases, plus the aggregate amount expended by Borrower for purchases of its common stock during the period from and including September 8, 1998 to and including the date of determination shall not exceed $35,000,000,"

     ;so that following such amendment, Section 9.10(b) of the Credit Agreement
                                        --------------
reads in its entirety as follows:

          "(b) the following Dividend Payments shall be permitted so long as no Default or Event of Default shall have occurred and be continuing at the time of such Dividend Payment nor would result therefrom: (i) purchases by Borrower of shares of its common stock, provided that the sum of the aggregate amount expended by Borrower for such purchases, plus the aggregate amount expended by Borrower for

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     purchases of its common stock during the period from and including
     September 8, 1998 to and including the date of determination shall not exceed $35,000,000, (ii) prior to the issuance of the Subordinated Debt and the Trust Preferred Securities, if any, Borrower may declare and make cash Dividend Payments on its capital stock (other than purchases of its common stock permitted by clause (i) above) not to exceed in the aggregate $6,000,000 in each of fiscal 1999 and fiscal 2000, and $8,000,000 in any fiscal year thereafter, (iii) after the issuance of the Subordinated Debt and the Trust Preferred Securities, if any, Borrower may declare and make cash Dividend Payments on its capital stock not to exceed in the aggregate $8,000,000 in each of fiscal 1999 and fiscal 2000, and $11,000,000 in any fiscal year thereafter, and (iv) the issuer of the Trust Preferred Securities may make scheduled Dividend Payments on the Trust Preferred Securities."

     3.   Amendment to Section 8.13 of the Credit Agreement.  Section 8.13 of
                                                              ------------
the Credit Agreement is hereby amended by adding the following clause to the end of the first sentence:

          ", except for stock purchases expressly permitted by this Agreement, so long as such purchases do not result in a violation of Regulation T, U or X."

     ;so that following such amendment, Section 8.13 of the Credit Agreement
                                        ------------
reads in its entirety as follows:

          "8.13.  Use of Proceeds.  Neither Borrower nor any Subsidiary is
                  ---------------
     engaged principally, or as one of its important activities, in the business of extending credit for the purpose, whether immediate, incidental or ultimate, of buying or carrying Margin Stock and no part of the proceeds of any extension of credit hereunder will be used to purchase or carry any Margin Stock, except for stock purchases expressly permitted by this Agreement, so long as such purchases do not result in a violation of Regulation T, U or X. On and after the date hereof, Borrower will use drawings under the Revolving Credit Commitments for (i) ongoing working capital and general corporate requirements of Borrower and its Subsidiaries, including the issuance of Letters of Credit; and (iii) the financing of permitted Acquisitions."

     4. No Further Amendments. Except as modified and amended by this Amendment, the Credit Agreement shall remain in full force and effect with no other changes or amendments.

     5. Counterparts. This Amendment may be executed in counterparts and by different parties on separate counterparts, each of which shall constitute an original, and all of which together shall constitute one and the same Amendment. This Amendment may be validly executed and delivered by facsimile or other electronic transmission.

     6. Expenses. Borrower hereby agrees to pay or reimburse all reasonable out-of-pocket costs and expenses incurred by Administrative Agent and the Lenders in connection with the preparation, execution and delivery of this Amendment, including but not limited to reasonable attorney's fees and expenses.

     7. Ratifications. Borrower (a) ratifies and confirms all provisions of the Credit Agreement as amended by this Amendment, (b) ratifies and confirms that all guaranties, assurances and Liens granted, conveyed or assigned to Administrative Agent under the Basic Documents (as they may have been renewed, extended and amended) are not released, reduced or otherwise adversely affected by this Amendment and continue to guarantee, assure and secure full payment and

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performance of the present and future Obligations, and (c) agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file and record such additional documents and certificates as Administrative Agent may reasonably request in order to create, perfect, preserve and protect those guaranties, assurances and Liens.

     8. Representations. Borrower represents and warrants to Administrative Agent and Lenders that as of the date of this Amendment (a) all representations and warranties in the Credit Agreement are true and correct in all material respects except to the extent that (i) any of them speak to a different specific date or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement, and (b) no Event of Default exists.

     9. Effective Date. The agreements and amendments set forth herein shall not be effective until executed by the Obligors, the Administrative Agent and Lenders which constitute "Majority Lenders" as defined in the Credit Agreement, whereupon this Amendment shall become a binding agreement, enforceable in accordance with its terms.

                                   * * * * *

     EXECUTED as of the 5th day of January, 2000.

                              OBLIGORS:

                              IMCO RECYCLING INC.

                              By:
                                  -----------------------------------
                              Name:   James B. Walburg
                              Title:  Senior Vice President


                              IMCO MANAGEMENT PARTNERSHIP L.P.
                              By: IMCO Recycling Inc., its General Partner

                              By:
                                  -----------------------------------
                              Name:   James B. Walburg
                              Title:  Senior Vice President


                              IMCO INDIANA PARTNERSHIP L.P.
                              By: IMCO Energy Corp., its General Partner

                              By:
                                  -----------------------------------
                              Name:   James B. Walburg
                              Title:  Vice President

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                              ALCHEM ALUMINUM, INC.
                              ALCHEM ALUMINUM SHELBYVILLE, INC.
                              B & F METALS, INC.
                              GULF REDUCTION CORPORATION
                              IMCO ENERGY CORP.
                              IMCO INTERNATIONAL, INC.
                              IMCO INVESTMENT COMPANY
                              IMCO RECYCLING OF CALIFORNIA, INC.
                              IMCO RECYCLING OF IDAHO INC.
                              IMCO RECYCLING OF ILLINOIS INC.
                              IMCO RECYCLING OF INDIANA INC.
                              IMCO RECYCLING OF MICHIGAN, L.L.C.
                              IMCO RECYCLING OF OHIO INC.
                              IMCO RECYCLING OF UTAH INC.
                              IMSAMET, INC.
                              INTERAMERICAN ZINC, INC.
                              METALCHEM, INC.
                              MIDWEST ZINC CORPORATION
                              PITTSBURG ALUMINUM, INC.
                              ROCK CREEK ALUMINUM, INC.
                              U.S. ZINC CORPORATION
                              U.S. ZINC EXPORT CORPORATION
                              WESTERN ZINC CORPORATION


                              By:
                                  -----------------------------------
                              Name:   James B. Walburg
                              Title:  Vice President of each above-named
                                      Obligors

                              LENDERS:

                              CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, as Lender and Administrative Agent

                              By:
                                  -----------------------------------
                              Name:
                                   ----------------------------------
                              Title:
                                    ---------------------------------

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                              BANK OF AMERICA, N.A., as Syndication Agent
                              and a lender

                              By:
                                  -----------------------------------
                              Name:
                                   ----------------------------------
                              Title:
                                    ---------------------------------


                              MERRILL LYNCH CAPITAL CORPORATION,
                              as a Lender

                              By:
                                  -----------------------------------
                              Name:
                                   ----------------------------------
                              Title:
                                    ---------------------------------


                              BANK OF TOKYO-MITSUBISHI, LTD,
                              as a Lender

                              By:
                                  -----------------------------------
                              Name:
                                   ----------------------------------
                              Title:
                                    ---------------------------------


                              BANK ONE, NA, as a Lender

                              By:
                                  -----------------------------------
                              Name:
                                   ----------------------------------
                              Title:
                                    ---------------------------------

                              PNC BANK, NATIONAL ASSOCIATION, as Documentation Agent and a Lender

                              By:
                                  -----------------------------------
                              Name:
                                   ----------------------------------
                              Title:
                                    ---------------------------------


                              DG BANK DEUTSCHE
                              GENOSSENSCHAFTSBANK, AG, as a Lender

                              By:
                                  -----------------------------------

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                              Name:
                                   ----------------------------------
                              Title:
                                    ---------------------------------


                              FIRST AMERICAN NATIONAL BANK, as a Lender

                              By:
                                  -----------------------------------
                              Name:
                                   ----------------------------------
                              Title:
                                    ---------------------------------


                              NATIONAL CITY BANK, as a Lender

                              By:
                                  -----------------------------------
                              Name:
                                   ----------------------------------
                              Title:
                                    ---------------------------------


                              AMSOUTH BANK, as a Lender

                              By:
                                  -----------------------------------
                              Name:
                                   ----------------------------------
                              Title:
                                    ---------------------------------

                              COMERICA BANK, as a Lender

                              By:
                                  -----------------------------------
                              Name:
                                   ----------------------------------
                              Title:
                                    ---------------------------------


                              WELLS FARGO BANK (TEXAS), NATIONAL ASSOCIATION, as a Lender

                              By:
                                  -----------------------------------
                              Name:
                                   ----------------------------------
                              Title:
                                    ---------------------------------

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                              BANK HAPOALIM, SAN FRANCISCO BRANCH, as a Lender

                              By:
                                  -----------------------------------
                              Name:
                                   ----------------------------------
                              Title:
                                    ---------------------------------

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